UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2012

MARKWEST ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-31239 (Commission File Number)	27-0005456 (I.R.S. Employer Identification Number)

1515 Arapahoe Street, Tower 1, Suite 1600, Denver CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-925-9200

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	Other Events.

On March 6, 2012, MarkWest Utica EMG, L.L.C. (“MarkWest Utica”), a joint venture between MarkWest Energy Partners, L.P. (the “Partnership”) and The Energy and Minerals Group focused on the development of significant natural gas gathering, transportation, and processing and natural gas liquid (“NGL”) transportation, fractionation, and marketing infrastructure in the Utica shale in eastern Ohio, announced the execution of a letter of intent (“LOI”) with Gulfport Energy Corporation to provide gathering, processing, fractionation, and marketing services in the liquids-rich corridor of the Utica.

Under the terms of the LOI, which requires the execution of definitive agreements, MarkWest Utica will develop extensive natural gas gathering infrastructure with Gulfport and other producers primarily in Harrison, Guernsey, and Belmont counties that is expected to come online beginning in 2012.  MarkWest Utica will process the gas at its Harrison County processing complex, and will provide NGL fractionation and marketing services at the Harrison County fractionator, where NGL purity products will be marketed by truck, rail, and pipeline.

ITEM 7.01.	Regulation FD Disclosure.

On March 6, 2012, the Partnership issued a press release announcing a letter of intent to develop significant midstream infrastructure in the Utica shale.  A copy of the press release is furnished as Exhibit 99.1 hereto.

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Information contained in this Current Report on Form 8-K may include certain statements concerning expectations for the future that are forward-looking statements as defined by federal law. Actual results could vary significantly from those expressed or implied in such statements and are subject to a variety of known and unknown risks, uncertainties, and other factors that are difficult to predict and many of which are beyond management’s control. Among the factors that could cause results to differ materially are those risks discussed in the periodic reports we file with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2011. You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.”

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release dated March 6, 2012 announcing a letter of intent to develop significant midstream infrastructure in the Utica shale.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST ENERGY PARTNERS, L.P.
(Registrant)

	By:	MarkWest Energy GP, L.L.C.,
Its General Partner

Date: March 7, 2012	By:	/s/ NANCY K. BUESE
Nancy K. Buese
Senior Vice President and Chief Financial Officer